WESTCORE TRUST

Supplement dated October 27, 2016 to the Westcore Equity and Bond Funds Prospectus, dated April 29, 2016, as supplemented May 9, 2016 and August 29, 2016, and the Summary Prospectus for the Westcore Growth Fund, dated April 29, 2016.

Denver Investments will be repositioning the Westcore Growth Fund at the end of 2016. This decision follows the announcement that the Fund’s portfolio manager, Craig W. Juran, CFA, intends to retire from the firm.

IMPORTANT NOTICE REGARDING CHANGE IN NAME, INVESTMENT OBJECTIVE AND STRATEGY

Westcore Growth Fund

Denver Investments (the “Adviser”), the Fund’s investment manager, has recommended, and your Fund’s Board of Trustees has approved, the following changes that will be implemented effective December 27, 2016.

The Fund’s name will be changed to the Westcore Large-Cap Dividend Fund.

The Fund’s investment objective will be changed to long-term capital appreciation by investing primarily in large, well-established, dividend-paying companies.

The Fund’s principal investment strategies will be as follows:

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The Fund emphasizes investments in large, dividend-paying companies that meet the portfolio management team’s investment criteria based on various financial measures/ratios and have improving business prospects due to strong company and industry dynamics. The team seeks to optimize the portfolio based on a company’s ability to grow its dividend while also taking into account the valuation of a company.

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The Fund will invest, under normal circumstances, at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in stocks of large, well-established, dividend-paying companies, as measured at the time of purchase.

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The Fund currently considers “large” companies to be those with a market capitalization of at least $5 billion at the time of purchase. Large companies may benefit from attributes such as market dominance, substantial financial resources and the opportunity to be global leaders in an industry. These characteristics may result in increased stability for a company and a lower-risk investment for the Fund than smaller companies.

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Through a combination of proprietary quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the ability of companies to pay and consistently grow dividends. In particular, the team typically seeks to identify companies that have paid consistently rising dividends, including those that currently pay dividends on their commons stocks and have maintained or increased their per share dividend payments over the preceding five years.

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The team researches companies in which the historical consistency and fundamental improvement in free cash flow appear sustainable. The team seeks to develop an understanding of the economics of the business and sustainability of a company’s competitive advantage.

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With respect to portfolio structure, the team seeks to achieve a balance between current yield, dividend growth and capital preservation without regard to sector limitations. The portfolio typically holds 25 to 30 stocks.

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The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

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Stocks may be sold when business fundamentals and/or dividend growth prospects have changed or the stock price has achieved the team’s valuation target. The stock may also be sold if better relative investment opportunities have been identified.

The Fund’s benchmark will change to the Russell 1000® Index.

The Fund will be managed by Mr. Derek R. Anguilm, CFA, and Mr. Troy Dayton, CFA, Co-Directors of Value Research, Mr. Mark M. Adelmann, CFA, CPA, Mr. Paul A. Kuppinger, CFA, Ms. Lisa Z. Ramirez, CFA, and Mr. Alex A. Ruehle, CFA.

An updated summary prospectus will be mailed to shareholders prior to the effective date of the change, and an updated statutory prospectus and statement of additional information will be available upon request.